UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2025

WORTHINGTON STEEL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-41830	92-2632000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 840-3462

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On September 24, 2025, Worthington Steel, Inc. (“we,” “us,” “our” and “registrant”) issued a news release (the “Financial News Release”) reporting results for the three months ended August 31, 2025 (the first quarter of fiscal 2026). A copy of the Financial News Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

We conducted a conference call on September 25, 2025, to discuss our unaudited financial results for the first quarter of fiscal 2026 and address our outlook for the second quarter of fiscal 2026. A copy of the transcript of the conference call is included herewith as Exhibit 99.2 and is incorporated herein by reference. During the conference call, we referenced an investor presentation that was made available on our website throughout the conference call. The investor presentation is included herewith as Exhibit 99.3 and is incorporated herein by reference.

We have included both financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and non-GAAP financial measures in the Financial News Release, the investor presentation and the conference call to provide investors with additional information that we believe allows for increased comparability of the performance of our ongoing operations from period to period. Please see the Financial News Release and the investor presentation for further explanations of why we use the non-GAAP financial measures and the reconciliations to the most comparable GAAP financial measures.

The information contained in this Item 2.02, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or incorporate the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 24, 2025, we held our 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on July 29, 2025, the record date for the Annual Meeting, there were a total of 50,870,805 common shares outstanding and entitled to vote. At the Annual Meeting, the holders of 45,234,278 (in excess of 88%) of our common shares were represented by proxy, constituting a quorum.

The results of the voting on the proposals presented to the shareholders at the Annual Meeting were as follows:

Proposal 1 — Election of Directors

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jon J. Bowsher	35,619,116	6,235,543	38,206	3,341,413
Charles M. Chiappone	39,296,870	2,546,167	49,828	3,341,413
Mary Schiavo	32,653,766	9,047,388	191,711	3,341,413

At the Annual Meeting, our shareholders elected each of Mr. Bowsher, Mr. Chiappone and Ms. Schiavo as a director for a three-year term, expiring at the annual meeting of shareholders occurring in 2028.

Proposal 2 — Advisory Vote to Approve the Compensation of the NEOs

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,379,527	1,245,153	268,185	3,341,413

At the Annual Meeting, our shareholders approved the advisory resolution to approve the compensation of our named executive officers, as described in our proxy statement for the Annual Meeting.

Proposal 3 — Ratification of the Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
44,923,177	267,429	43,672

At the Annual Meeting, our shareholders ratified the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2026.

Item 8.01 Other Events.

On September 24, 2025, we issued a news release (the “Dividend Release”) reporting that our board of directors declared a quarterly cash dividend of $0.16 per common share. The dividend was declared on September 24, 2025, and is payable on December 26, 2025, to our shareholders of record at the close of business on December 12, 2025. A copy of the Dividend Release is filed herewith as Exhibit 99.4.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	News Release of Worthington Steel, Inc. issued on September 24, 2025 (Financial News Release)
99.2	Transcript of Worthington Steel, Inc. Earnings Conference Call held on September 25, 2025
99.3	Investor Presentation of Worthington Steel, Inc., dated September 24, 2025
99.4	News Release of Worthington Steel, Inc. issued on September 24, 2025 (Dividend Release)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON STEEL, INC.

Date:	September 29, 2025	By:	/s/ Joseph Y. Heuer
Joseph Y. Heuer Vice President - General Counsel and Secretary